UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2025
TRIUMPH FINANCIAL, INC.
(Exact name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700 Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TFIN	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TFINP	NASDAQ Global Select Market

Item 3.01.Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On August 7, 2025, Triumph Financial, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily withdraw the listing from Nasdaq of its common stock, par value $0.01 per share (the “Common Stock”), and depositary shares each representing a 1/40th interest in a share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock of the Company (the “Depositary Shares”) and transfer the listing of the Common Stock and Depositary Shares to the New York Stock Exchange (the “NYSE”), effective on or about August 19, 2025, and also list the Common Stock on NYSE Texas, effective on or about August 20, 2025.
The Company expects the listing and trading of the Common Stock and Depositary Shares on Nasdaq to cease at the close of trading on or about August 18, 2025, the listing and trading of the Common Stock and Depositary Shares on the NYSE to begin at market open on or about August 19, 2025 and the listing and trading of the Common Stock on NYSE Texas on or about August 20, 2025.
The Common Stock and Depositary Shares has been approved for listing on the NYSE, where they will trade under the symbols “TFIN” and “TFIN PR”, respectively.
Item 7.01.Regulation FD Disclosure
On August 8, 2025, the Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the listing of the Common Stock and Depositary Shares to the NYSE.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that such statements are predictions and that actual events or results may differ materially. The Company’s expected financial results or other plans are subject to a number of risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 11, 2025. Forward-looking statements speak only as of the date made and the Company undertakes no duty to update the information.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
99.1	Press Release, dated August 8, 2025, issued by Triumph Financial, Inc. (furnished under Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH FINANCIAL, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: August 8, 2025